Earnings Conference Call Second Quarter 2016 Exhibit 99.2

Cautionary Statement Information Current as of August 3, 2016 Except as expressly noted, the information in this presentation is current as of August 3, 2016 — the date on which PGE filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016 — and should not be relied upon as being current as of any subsequent date. PGE undertakes no duty to update the presentation, except as may be required by law. Forward-Looking Statements Statements in this news release that relate to future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding earnings guidance; statements regarding the expected capital costs for the Carty Generating Station and the recovery of those costs; statements regarding future load, hydro conditions and operating and maintenance costs; statements concerning implementation of the company’s integrated resource plan; statements concerning future compliance with regulations limiting emissions from generation facilities and the costs to achieve such compliance; as well as other statements containing words such as “anticipates,” “believes,” “intends,” “estimates,” “promises,” “expects,” “should,” “conditioned upon,” and similar expressions. Investors are cautioned that any such forward- looking statements are subject to risks and uncertainties, including reductions in demand for electricity; the sale of excess energy during periods of low demand or low wholesale market prices; operational risks relating to the company’s generation facilities, including hydro conditions, wind conditions, disruption of fuel supply, and unscheduled plant outages, which may result in unanticipated operating, maintenance and repair costs, as well as replacement power costs; failure to complete capital projects on schedule or within budget, or the abandonment of capital projects, which could result in the company’s inability to recover project costs; the costs of compliance with environmental laws and regulations, including those that govern emissions from thermal power plants; changes in weather, hydroelectric and energy markets conditions, which could affect the availability and cost of purchased power and fuel; changes in capital market conditions, which could affect the availability and cost of capital and result in delay or cancellation of capital projects; the outcome of various legal and regulatory proceedings; and general economic and financial market conditions. As a result, actual results may differ materially from those projected in the forward-looking statements. All forward-looking statements included in this news release are based on information available to the company on the date hereof and such statements speak only as of the date hereof. The company assumes no obligation to update any such forward-looking statement. Prospective investors should also review the risks and uncertainties listed in the company’s most recent annual report on form 10-K and the company’s reports on forms 8-K and 10- Q filed with the United States Securities and Exchange Commission, including management’s discussion and analysis of financial condition and results of operations and the risks described therein from time to time. 2

Leadership Presenting Today Jim Lobdell Senior VP of Finance, CFO & Treasurer Jim Piro President & CEO 3 On Today’s Call ▪ Carty update ▪ Financial performance ▪ Operational update ▪ Economy and customers ▪ 2016 Integrated Resource Plan (IRP) ▪ Accelerated renewable RFP ▪ Capital expenditure forecast ▪ Financial update ▪ Guidance

New Generation: Baseload Resource 4 Carty Generating Station, a 440 MW natural gas baseload plant near Boardman, OR Capital costs, including AFDC, approved in 2016 GRC: $514M Total estimated cost, including AFDC, for completion(1): $640-$660M(1) Carty CWIP balance as of 6/30/2016: $587M(2) (1) Total estimated cost does not consider any amounts received from sureties under the performance bond (2) Includes $59 million of AFDC Carty Generating Station In Service

NI in millions Q2 2015 Q2 2016 Net Income $35 $37 Diluted EPS $0.44 $0.42 2015 EPS $2.04 2016E EPS $2.05 - $2.20 Q2 Q3 Second Quarter 2016 Earnings Results 5 Q3-Q4: $0.95 - $1.10 Q1 Q2 Q3 Q4 Q1

Accomplishments and Operational Update 6

Economic Update 7 (1) State of Oregon Employment Department (2) U.S. Bureau of Economic Analysis (3) Population Research Center at Portland State University (4) Net of approximately 1.5% of energy efficiency, excluding one large paper customer and adjusting for Leap Year • PGE's service area unemployment rate of 4.2 percent in June beat Oregon's rate of 4.8 percent and the national rate of 4.9 percent(1) • Oregon's GDP growth of 4.1 percent in 2015 tied California for top rank in the nation(2) • Portland metro population growing at fastest pace in 8 years(3) • Average residential customer count increased approximately 1.4 percent over the past year • Weather-adjusted 2016 load growth forecast of approximately 1 percent(4)

2016 Integrated Resource Plan Areas of Focus ▪ Energy efficiency and demand side actions ▪ 2020 Renewable Portfolio Standard requirement of 20 percent and impacts of the Oregon Clean Electricity Plan ▪ Boardman replacement ▪ Capacity needs to meet customers' winter and summer peaking needs 8 Standard IRP Process Timeline:

Request For Proposal for Renewables 9 Results of OPUC hearing ▪ At a special hearing on July 29, 2016, the OPUC adopted Staff's recommendation and took no action on PGE's request to issue an accelerated RFP. ▪ PGE is conducting further process and analysis on the accelerated renewables RFP and will determine appropriate timing for seeking approval of a revised RFP schedule.

Estimated Capital Expenditures 10 (1) Consists of board-approved ongoing CapEx and hydro relicensing per the Second Quarter Form 10-Q filed on August 3, 2016 Note: Amounts exclude AFDC debt and equity (2) Total estimated cost does not consider any amounts that may be received from sureties under the performance bond (3) Amounts related to this investment are not included in ongoing CapEx as they are pending OPUC approval Current Capital Outlook ▪ In April the board of directors approved spending for the Field Voice Communications project. ▪ Management identified an opportunity for investment in natural gas project.(3) $626-$646 Base Capital Spending(1) Carty(2) $194 - $214

Second Quarter 2016 Financial Results NI in millions Q2 2015 Q2 2016 Net Income $35 $37 Diluted EPS $0.44 $0.42 Key Quarter over Quarter EPS Drivers Lower retail load due to weather in Q2 2016 compared to Q2 2015  More favorable power supply operations in Q2 2016 compared to Q2 2015  Increase in allowance for equity funds used during construction  Increase in common share count due to timing of forward equity sale  11

Purchase Power & Fuel $148 $126 Less: Wholesale Sales $18 $14 Net Variable Power Costs $130 $112 Total Revenues and Net Variable Power Costs Q2 2015 Sources of Power Q2 2016 Sources of Power in millions Q2 2015 Q2 2016 Total Revenues $450 $428 56% 12% 8% 16% 8% 53% 11% 9% 17% Coal Natural Gas Hydro Wind Purchased Power 10% 12

Operating Expenses in millions Q2 2015 Q2 2016 Generation, Transmission & Distribution $66 $64 Administrative & General $60 $61 Total O&M $126 $125 Depreciation & Amortization $76 $83 Interest Expense, Net $28 $27 Other Income, Net $6 $9 Income Taxes $15 $9 13

Liquidity and Financing 14 2016 Financing Activity Q1 2016 Q2 2016 Q3 2016 Q4 2016 First Mortgage Bonds $140 million issued May borrow $100 million $133 million redeemed Unsecured Loan Agreement $125 million borrowed May borrow $75 million Senior Secured Senior Unsecured Outlook S&P A- BBB Stable Moody’s A1 A3 Stable Total Liquidity as of 6/30/2016 (in millions) Credit Facilities $ 660 Commercial Paper $ — Letters of Credit $ (92) Cash $ 93 Available $ 661

▪ Retail delivery growth of approximately 1%, weather-adjusted and excluding one large paper company; ▪ Average hydro conditions for the remainder of the year; ▪ Wind generation for the remainder of the year based on 5 years of historic levels or forecast studies when historical data is not available; ▪ Normal thermal plant operations; ▪ Operating and maintenance costs between $515 and $535 million; ▪ Depreciation and amortization expense between $315 and $325 million; and ▪ New customer prices effective August 1, 2016 which include only the return on and of the Carty capital costs of $514 million and all operating costs as allowed by the OPUC in the 2016 GRC. Guidance 15 2016 EPS Guidance: $2.05-$2.20

2016 Key Initiatives 1. Maintain high level of operational excellence 2. Complete and file the 2016 Integrated Resource Plan and determine next steps on possible accelerated renewables RFP 3. Pursue legal actions against the sureties and their obligations under the performance bond on Carty 16